Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT dated as of September 30, 2016 (this “Amendment”), to the Credit Agreement dated as of May 29, 2014 (as in effect prior to the date hereof, the “Existing Credit Agreement”), among ZIMMER BIOMET HOLDINGS, INC. (f/k/a Zimmer Holdings, Inc.), a Delaware corporation (the “Company”), ZIMMER BIOMET G.K. (f/k/a Zimmer K.K.), a company organized under the laws of Japan (the “Japanese Borrower”), ZB INVESTMENT LUXEMBOURG S.À.R.L. (f/k/a Zimmer Investment Luxembourg S.À.R.L.), a company organized under the laws of Luxembourg, inclusive of its Winterthur Branch (the “Luxembourg Borrower”), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “General Administrative Agent”), JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as administrative agent for the Japanese Lenders (in such capacity, the “Japanese Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as administrative agent for the European Lenders (in such capacity, the “European Administrative Agent”).

Capitalized terms used but not defined herein have the meanings assigned to them in the Existing Credit Agreement, as amended hereby.

WHEREAS, the Company has requested that the Existing Credit Agreement be amended as set forth herein and the Lenders party hereto, constituting the Required Lenders, have agreed so to amend the Existing Credit Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):

(a) Section 1.01 of the Existing Credit Agreement is hereby modified by adding the following definitions in the appropriate alphabetical order:

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Affiliates from time to time concerning or relating to bribery, corruption or money laundering, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010 (and any regulations promulgated thereunder).

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment” shall mean the First Amendment dated as of September 30, 2016, to this Agreement.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Investment Grade Standing” shall exist at any time when the actual Rating from S&P is at or above BBB- (or if S&P shall change its system, the new Rating which most closely corresponds to BBB-) or the actual Rating from Moody’s is at or above Baa3 (or if Moody’s shall change its system, the new Rating which most closely corresponds to Baa3).

“LDR Acquisition” shall mean the Company’s acquisition in July 2016 of LDR Holding Corporation, a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of June 6, 2016 between the Company, LDR Holding Corporation and LH Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent.

“New Credit Agreement” shall mean the Credit Agreement dated as of September 30, 2016, among the Company, the Japanese Borrower, the Luxembourg Borrower, the Borrowing Subsidiaries from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., J.P. Morgan Europe Limited and JPMorgan Chase Bank, N.A., Tokyo Branch, as Administrative Agents.

“New Credit Agreement Effective Date” has the meaning assigned to the term “Effective Date” in the New Credit Agreement.

“OFAC” shall mean the United States Treasury Department Office of Foreign Assets Control.

“Rating Agencies” shall mean Moody’s and S&P.

“Sanctioned Country” shall mean, at any time, a country, region or territory that is itself the subject or target of any Sanctions (at the date of the First Amendment Effective Date, Crimea, Cuba, Iran, North Korea, Sudan, Syria and Myanmar).

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state or Her Majesty’s Treasury of the United Kingdom, the State Secretariat for Economic Affairs of Switzerland or the Swiss Directorate of International Law, the Hong Kong Monetary Authority or the Monetary Authority of Singapore, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any Person or Persons described in the preceding clauses (a) and (b).

“Sanctions” shall mean all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom the State Secretariat for Economic Affairs of Switzerland or the Swiss Directorate of International Law, the Hong Kong Monetary Authority or the Monetary Authority of Singapore.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Consolidated Cost Savings” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Cost Savings” shall mean, for any period, those synergies and cost-savings of the Company and its Subsidiaries related to operational changes, restructuring, reorganizations, operating expense reductions, operating improvements and similar restructuring initiatives relating to (i) the Acquisition, in each case, that are reasonably anticipated by the Company in good faith to be realized within 36 months following the Term Loan Funding Date, and (ii) the LDR Acquisition, in each case, that are reasonably anticipated by the Company in good faith to be realized within 36 months following the New Credit Agreement Effective Date (in each case calculated on a pro forma basis as if such synergies and cost-savings had been realized on the first day of the period, and net of the amount of actual benefits realized during such period from such actions to the extent already included in Consolidated Net Income for such period); provided that, to the extent that such synergies or cost savings are no longer reasonably expected by the Company to be realized within 36 months following the Term Loan Funding Date or the New Credit Agreement Effective Date, as applicable, then such synergies or cost savings shall not be included in the definition of “Consolidated Cost Savings”.

(c) The definition of “Consolidated Transaction Costs” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Transaction Costs” shall mean, for any period, the sum (without duplication) of all fees, costs and expenses incurred by the Company and its Subsidiaries, (i) within 36 months after the Term Loan Funding Date in connection with the Acquisition, and (ii) whether before, on or within 36 months after the New Credit Agreement Effective Date, in connection with the Transactions (as defined in the New Credit Agreement) or the LDR Acquisition during such period.

(d) The definition of “Defaulting Lender” in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the word “or” immediately before clause (d) and inserting immediately after clause (d) the words “or (e) has become, or has a Lender Parent that has become, the subject of a Bail-In Action”.

(e) The following definitions set forth in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety as follows:

A “Change in Control” shall be deemed to have occurred if (a) any Person or group of Persons (other than (i) the Company, (ii) any Subsidiary or (iii) any employee or director benefit plan or stock plan of the Company or a Subsidiary or any trustee or fiduciary with respect to any such plan when acting in that capacity or any trust related to any such plan) shall have acquired beneficial ownership of shares representing more than 35% of the combined voting power represented by the outstanding Voting Stock of the Company (within the meaning of Section 13(d) or 14(d) of the Exchange Act and the applicable rules and regulations thereunder) or (b) during any period of 12 consecutive months, commencing before and ending after, or commencing after, the Effective Date, individuals who on the first day of such period were directors of the Company (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office or approved prior to their election by a majority of directors then in office) cease to constitute a majority of the Board of Directors of the Company.

“Incremental Facility Amount” shall mean, at any time the excess, if any, of (a) $150,000,000 over (b) the aggregate increase in the Incremental Term Loan Commitments established prior to such time pursuant to Section 6.05.

“Permitted Debt” shall mean (i) Debt of any Group Member to any other Group Member, (ii) Guarantees by any Subsidiary of Debt of any Borrower (other than the Company) and Guarantees by the Company of any Debt of any Subsidiary, (iii) any Debt incurred pursuant to Sale and Leaseback Transactions permitted under Section 10.03, (iv) Debt of any Subsidiary as an account party in respect of trade letters of credit, to the extent that such letters of credit are not drawn upon, (v) Debt assumed in connection with any Investment permitted under Section 10.08, (vi) Debt secured by any Lien permitted pursuant to Section 10.02 (b) or (q), (vii) Debt consisting of guarantees of loans made to officers, directors or employees of any Subsidiary, (viii) unsecured trade accounts payable and other unsecured current Debt incurred in the ordinary course of business and not more than 120 days past due (but excluding any Debt for borrowed money), (ix) any Permitted Receivables Securitization, (x) Debt with respect to surety, appeal and performance bonds obtained by any Subsidiary in the ordinary course of business, (xi) Debt owed in respect of any netting services, overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, (xii) Debt in an aggregate amount (together with any replacements, renewals, refinancings or extensions thereof pursuant to clause (xiii) below) not to exceed $200,000,000 (or the equivalent thereof in Japanese Yen) incurred at a Japanese subsidiary of the Company, (xiii) any replacement, renewal, refinancing or extension of any Debt referenced above that does not exceed the aggregate principal amount (plus associated fees and expenses) of the Debt being replaced, renewed, refinanced or extended (except that accrued and unpaid interest not delinquent in accordance with its terms may be part of any refinancing pursuant to this clause) and that otherwise complies with this Agreement and (xiv) Debt under the New Credit Agreement in an aggregate principal amount of up to $2,750,000,000 or the equivalent thereof at the time of borrowing in one or more other currencies.

(f) The last sentence of the definition of “Consolidated EBITDA” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:

“As used in this definition, “Material Acquisition” shall mean any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Capital Stock of a Person and (b) involves the payment of consideration by the Company and its Subsidiaries in excess of $250,000,000 (and shall in any event include the LDR Acquisition); and “Material Disposition” shall mean any disposition of property or series of related dispositions of property that yields gross proceeds to the Company or any of its Subsidiaries in excess of $250,000,000.”

(g) The definition of “Federal Funds Effective Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the New York Federal Reserve Bank based on such day’s federal funds transactions by depository institutions (as determined in such manner as the New York Federal Reserve Bank shall set forth on its public website from time to time) and published on the next succeeding business day as the federal funds effective rate.

(h) Section 1.04 of the Existing Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

“For purposes of determining the amount of Debt outstanding hereunder, no effect shall be given to (a) any election by the Company to measure an item of Debt using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (formerly known as FASB 159) or any similar accounting standard) or (b) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have required a lease liability under GAAP as in effect on December 31, 2015.”

(i) Section 6.05 of the Existing Credit Agreement is hereby amended by adding at the end thereof the following paragraph:

“(e) Notwithstanding the foregoing provisions of this Section 6.05, after the First Amendment Effective Date, only Incremental Term Loan Commitments may be established under this Section.”

(j) Section 6.10 of the Existing Credit Agreement is hereby amended as follows:

(i) Clause (a)(i) of Section 6.10 of the Existing Credit Agreement is hereby amended and replaced in its entirety as follows:

“impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except for any such reserve requirement which is reflected in the Adjusted Eurocurrency Rate);”

(ii) Clause (a)(ii) of Section 6.10 of the Existing Credit Agreement is hereby amended and replaced in its entirety as follows:

“impose on any Lender or Issuing Lender, the London interbank market, the Tokyo interbank market or any other interbank market relevant to the funding of Loans in Alternate Currencies any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Loans or Fixed Rate Loans made by such Lender;”

(k) Sections 7.15, 7.16 and 7.17 are hereby replaced with the following new Section 7.15.

“SECTION 7.15. Anti-Corruption Laws and Sanctions. The Borrowers have implemented and will maintain in effect policies and procedures reasonably designed to ensure compliance by the Borrowers, their subsidiaries and their respective directors, officers, and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrowers, their Subsidiaries and to the knowledge of the Borrowers and their Subsidiaries, their respective directors, officers and employees are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Borrower, any Subsidiary or to the knowledge of any Borrower, any of their respective directors, officers or employees, or (b) to the knowledge of any Borrower, any agent of any Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities established hereby, is a Sanctioned Person. The Transactions will not violate any Anti-Corruption Law or applicable Sanctions.”

(l) Section 9.08 of the Existing Credit Agreement is hereby amended to read as follows:

“SECTION 9.08. Use of Proceeds. The proceeds of the Loans and the Letters of Credit will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including the Margin Regulations. No Borrower shall request any Borrowing or Letter of Credit, or use the proceeds of any Borrowing or any Letter of Credit, and each Borrower shall procure that its subsidiaries and its and their respective directors, officers, employees and agents shall not use the proceeds of any Borrowing or any Letter of Credit, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(m) Section 10.04 of the Existing Credit Agreement is hereby amended to read as follows:

“SECTION 10.04. Financial Condition Covenant. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company to exceed (a) for any of the fiscal quarters ending September 30, 2016, December 31, 2016, March 31, 2017, and June 30, 2017, 5.0 to 1.0 and (b) for any fiscal quarter thereafter, 4.5 to 1.0.”

(n) Section 10.08 of the Existing Credit Agreement is hereby amended by deleting “and” at the end of clause (g), replacing the period at the end of clause (h) with “; and”, and adding a new clause (i), reading as follows:

“(i) Loans and advances to any Group Member.”

(o) Clause (d) of Article XI of the Existing Credit Agreement is hereby amended to read as follows:

“default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 9.01 (in the case of a Borrower), Section 9.06, Section 9.08 or Article X;”.

(p) Section 13.01(a)(i), (ii) and (iii) of the Existing Credit Agreement are amended and restated to read as follows:

(i) if to the Company, to Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, IN 46580, Attention of Daniel P. Florin, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-3930);

(ii) if to the Japanese Borrower, to Zimmer Biomet G.K., 15F, Sumitomo Fudosan Shibakoen Tower 11-1, Shibakoen 2-Chome, Minato-ku, Tokyo, Japan 105-0011, Attention of Kazuya Ogawa, President, Japan, (Telecopy No.: 81-3-6402-6628); with a copy to Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, IN 46580, Attention of Daniel P. Florin, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-3930);

(iii) if to the Luxembourg Borrower, to ZB Investment Luxembourg S.À.R.L., 13-15 Avenue de la Liberté, L-1931, Luxembourg, Attention of Jitender Sahni, Manager A, (Telecopy No.: +41 52 244 35 17); with a copy to Zimmer Biomet Holdings, Inc., 345 East Main Street, Warsaw, IN 46580, Attention of Daniel P. Florin, Senior Vice President and Chief Financial Officer (Telecopy No.: 574-372-3930);

(q) Article XIII of the Existing Credit Agreement is hereby amended by adding at the end thereof the following new Section 13.22:

“SECTION 13.22. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan

Document or in any other agreement, arrangement or understanding among any of the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(r) Annex I to the Existing Credit Agreement is hereby amended to delete all text following the sentence that begins, “Capitalized terms used . . .”.

SECTION 2. Representations and Warranties. The Company represents and warrants to each of the Lenders and each of the Administrative Agents that:

(a) This Amendment has been duly authorized by all necessary corporate or other organizational and, if required, stockholder action of each Borrower and has been duly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the First Amendment Effective Date and after giving effect to the transactions contemplated hereby:

(i) The representations and warranties of each Borrower set forth in the Loan Documents are true and correct in all material respects on and as of such date; provided that, to the extent such representations and warranties expressly relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; and

(ii) no Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective, as of the date first above written, when each of the following conditions shall have been satisfied (the “First Amendment Effective Date”):

(a) the General Administrative Agent shall have received from each Borrower and Lenders constituting the Required Lenders either counterparts of this Amendment signed on behalf of such parties or evidence satisfactory to the General Administrative Agent (which may include facsimile transmissions or transmissions by electronic mail (in .pdf or .tif format)) that such parties have signed counterparts of this Amendment.

(b) The General Administrative Agent shall have received for its own account, all fees and other amounts due and payable on or prior to the First Amendment Effective Date to the General Administrative Agent in connection with this Amendment, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrowers under the Existing Credit Agreement.

The General Administrative Agent shall notify the Company, the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agents or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which (other than the Revolving Commitments, which are terminated) are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents.

(c) On the First Amendment Effective Date, the Letters of Credit outstanding under the Existing Credit Agreement shall become Letters of Credit under the New Credit Agreement, and the obligations of the Lenders in respect thereof under the Existing Credit Agreement shall terminate.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto, the Lenders and the Administrative Agents and their respective successors and permitted assigns (it being agreed to no party hereto may assign its rights or obligations hereunder except in accordance with the Existing Credit Agreement). Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be waived, amended or otherwise modified except in accordance with Section 13.07 of the Existing Credit Agreement.

SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ZIMMER BIOMET HOLDINGS, INC.,

by	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

ZIMMER BIOMET G.K., BY: ZIMMER SWITZERLAND HOLDINGS, LLC, ITS SOLE MANAGING MEMBER

by	/s/ Kazuya Ogawa
	Name:	Kazuya Ogawa
	Title:	Executive Manager

ZB INVESTMENT LUXEMBOURG S.À.R.L.,

by	/s/ Agnieszka Rambuszek
	Name:	Agnieszka Rambuszek
	Title:	Manager A

[Signature Page – First Amendment to Zimmer Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as General Administrative Agent,

by	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as Japanese Administrative Agent,

by	/s/ Takashi Koyama
	Name:	Takashi Koyama
	Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent,

by	/s/ Belinda Lucas
	Name:	Authorised Signatory
	Title:	Belinda Lucas Associate

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: APPLE BANK FOR SAVINGS

To execute this Agreement as a Lender:

by	/s/ Jonathan C. Byron
	Name:	Jonathan C. Byron
	Title:	Senior Vice President Export Credit & Corporate Finance

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: Bank of China, Chicago Branch

To execute this Agreement as a Lender:

by	/s/ Kefei Xu
	Name:	Kefei Xu
	Title:	SVP & Branch Manager

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: BNP Paribas

To execute this Agreement as a Lender:

by	/s/ Gregoire Poussard
	Name:	Gregoire Poussard
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Karim Remtoula
	Name:	Karim Remtoula
	Title:	Vice President

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: BANK OF AMERICA, N.A.

To execute this Agreement as a Lender:

by	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

To execute this Agreement as a Lender:

by	/s/ Jamie Johnson
	Name:	Jamie Johnson
	Title:	Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: CITIBANK, N.A.

To execute this Agreement as a Lender:

by	/s/ Laura Fogarty
	Name:	Laura Fogarty
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: Credit Industriel et Commercial, New York Branch

To execute this Agreement as a Lender:

by	/s/ Edwige Sucher
	Name:	Edwige Sucher
	Title:	Vice President

For any Lender requiring a second signature line:

by	/s/ Eric Longuet
	Name:	Eric Longuet
	Title:	Managing Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: CREDIT SUISSE AG, Zurich

To execute this Agreement as a Lender:

by	/s/ Christophe Mueller
	Name:	Christophe Mueller
	Title:	Managing Director

For any Lender requiring a second signature line:

by	/s/ Michael Loser
	Name:	Michael Loser
	Title:	Assistant Vice President

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: DNB Capital LLC

To execute this Agreement as a Lender:

by	/s/ Thomas Tangen
	Name:	Thomas Tangen
	Title:	Senior Vice President Head of Healthcare

For any Lender requiring a second signature line:

by	/s/ Rune Nicsen
	Name:	Rune Nicsen
	Title:	SVP

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: HSBC BANK USA, N.A.

To execute this Agreement as a Lender:

by	/s/ Graeme Robertson
	Name:	Graeme Robertson
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: ING CAPITAL LLC

To execute this Agreement as a Lender:

by	/s/ Darren Wells
	Name:	Darren Wells
	Title:	Managing Director

For any Lender requiring a second signature line:

by	/s/ Mike Garvin
	Name:	Mike Garvin
	Title:	Managing Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: Lake City Bank

To execute this Agreement as a Lender:

by	/s/ Michael E. Gavin
	Name:	Michael E. Gavin
	Title:	Executive Vice President – Chief Credit Officer

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: MIZUHO BANK, LTD.

To execute this Agreement as a Lender:

by	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: The Northern Trust Company

To execute this Agreement as a Lender:

by	/s/ Murtuza Ziauddin
	Name:	Murtuza Ziauddin
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: The Bank of New York Mellon

To execute this Agreement as a Lender:

by	/s/ Clifford A. Mull
	Name:	Clifford A. Mull
	Title:	First Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: PNC Bank, National Association

To execute this Agreement as a Lender:

by	/s/ Chris D. Thornton
	Name:	Chris D. Thornton
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: ROYAL BANK OF CANADA

To execute this Agreement as a Lender:

by	/s/ Eric D. Koppelson
	Name:	Eric D. Koppelson
	Title:	Authorized Signatory

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: Sumitomo Mitsui Banking Corporation

To execute this Agreement as a Lender:

by	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: TD Bank, N.A.

To execute this Agreement as a Lender:

by	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Senior Vice President

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: The Huntington National Bank

To execute this Agreement as a Lender:

by	/s/ David Tholt
	Name:	David Tholt
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: UniCredit Bank AG, New York Branch

To execute this Agreement as a Lender:

by	/s/ Betsy Hudson
	Name:	Betsy Hudson
	Title:	Associate director

by	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: US Bank, National Association

To execute this Agreement as a Lender:

by	/s/ Michael West
	Name:	Michael West
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]

Name of Lender: Wells Fargo Bank, National Association

To execute this Agreement as a Lender:

by	/s/ Joe Ellerbroek
	Name:	Joe Ellerbroek
	Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

[Signature Page – First Amendment to Zimmer Credit Agreement]